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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report:  January 2, 2001
             (Date of earliest event reported:  November 24, 2000)

                      OBJECTIVE SYSTEMS INTEGRATORS, INC.

            (Exact name of Registrant as specified in its charter)

          Delaware                                     0-26886                                68-0239619
(State or other jurisdiction of                (Commission File Number)             (IRS Employer Identification No.)
       incorporation)

  101 Parkshore Drive Folsom, California                              95630
 (Address of Principal Executive Offices)                           (Zip Code)

                                (916) 353-2400
             (Registrant's telephone number, including area code)
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     Item 5.  Other Events

     On November 24, 2000, Objective Systems Integrators, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Agilent Technologies, Inc. ("Agilent") and Tahoe Acquisition Corp., a wholly-owned subsidiary of Agilent (" Merger Sub"). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, on December 6, 2000, Merger Sub commenced a cash tender offer (the "Offer") for all of the issued and outstanding shares of common stock, par value $.001 per share (the "Shares"), of the Company, at a purchase price of $17.75 per share. Upon consummation of the Offer, Merger Sub will merge with and into the Company (the "Merger") and the Company will become a wholly-owned subsidiary of Agilent. In the Merger, the remaining common shareholders of the Company will become entitled to receive the per share consideration paid in the Offer.

     Additional information regarding the Offer is available in the Tender Offer Statement on Schedule TO, and the schedules and exhibits incorporated therein, filed by Merger Sub and Agilent with the Securities and Exchange Commission (the "Commission") on December 6, 2000, as amended (collectively, the "Schedule TO"), and in the Solicitation/Recommendation Statement on Schedule 14D-9, and the schedules and exhibits incorporated therein, filed by the Registrant with the Commission on December 6, 2000, as amended (collectively, the "Schedule 14D-9"). The Offer to Purchase is being made available to the stockholders of the Registrant by mail and is otherwise available on request from the information agent for the Offer, Corporate Investor Communications, Inc.

     If the Offer is consummated as described in the Merger Agreement, the Schedule TO and the Schedule 14D-9, a change in control of the Registrant will occur as described therein. The persons acquiring control, the amount and the source of consideration used by those persons, the basis of control, the percentage of voting securities of the Registrant to be acquired by the persons acquiring control, and the identity of the persons from whom control would be assumed, are described in the Schedule TO and Schedule 14D-9.

     Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

     (c)  Exhibits.

99.1 Tender Offer Statement on Schedule TO, dated December 6, 2000, filed with the Securities and Exchange Commission by Agilent Technologies, Inc. and Tahoe Acquisition Corp., incorporated by reference to such filing.

99.2 Schedule 14D-9, dated December 6, 2000, filed with the Securities and Exchange Commission by Objective Systems Integrators, Inc., incorporated by reference to such filing.

99.3 Amendment No. 1 to Schedule 14D-9, dated December 15, 2000, filed with the Securities and Exchange Commission by Objective Systems Integrators, Inc., incorporated by reference to such filing.

99.4 Amendment No. 1. to Tender Offer Statement on Schedule TO, dated December 26, 2000, filed with the Securities and Exchange Commission by Agilent Technologies, Inc. and Tahoe Acquisition Corp., incorporated by reference to such filing.

99.5 Amendment No. 2 to Schedule 14D-9, dated December 26, 2000, filed with the Securities and Exchange Commission by Objective Systems Integrators, Inc., incorporated by reference to such filing.

99.6 Amendment No. 3 to Schedule 14D-9, dated December 29, 2000, filed with the Securities and Exchange Commission by Objective Systems Integrators, Inc., incorporated by reference to such filing.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              OBJECTIVE SYSTEMS INTEGRATORS, INC.

                         By:  /s/  Philip N. Cardman
                              -----------------------------
                              Philip N. Cardman
                              Vice President, General Counsel and Secretary

Dated:  January 2, 2001

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                                 Exhibit Index

Exhibit No.                                Description
- ------------                               -----------

99.1* Tender Offer Statement on Schedule TO, dated December 6, 2000, filed with the Securities and Exchange Commission by Agilent Technologies, Inc. and Tahoe Acquisition Corp., incorporated by reference to such filing.

99.2* Schedule 14D-9, dated December 6, 2000, filed with the Securities and Exchange Commission by Objective Systems Integrators, Inc., incorporated by reference to such filing.

99.3* Amendment No. 1 to Schedule 14D-9, dated December 15, 2000, filed with the Securities and Exchange Commission by Objective Systems Integrators, Inc., incorporated by reference to such filing.

99.4* Amendment No. 1. to Tender Offer Statement on Schedule TO, dated December 26, 2000, filed with the Securities and Exchange Commission by Agilent Technologies, Inc. and Tahoe Acquisition Corp., incorporated by reference to such filing.

99.5* Amendment No. 2 to Schedule 14D-9, dated December 26, 2000, filed with the Securities and Exchange Commission by Objective Systems Integrators, Inc., incorporated by reference to such filing.

99.6* Amendment No. 3 to Schedule 14D-9, dated December 29, 2000, filed with the Securities and Exchange Commission by Objective Systems Integrators, Inc., incorporated by reference to such filing.

_________________
*Incorporated by reference to such filing

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